UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2023

AYTU BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206

Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AYTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 24, 2023, Aytu BioPharma, Inc. (“Aytu” or the “Company”) entered into an Amendment No. 4 (the “Eclipse Amendment”) to Loan and Security Agreement dated October 2, 2019 (as amended by Amendment No. 1, dated March 19, 2021, Amendment No. 2, dated January 26, 2022, and Amendment No. 3, dated June 1, 2022, the “Eclipse Agreement”), by and among Neos Therapeutics, Inc., Neos Therapeutics Brands, LLC, Neos Therapeutics, LP, Neos Therapeutics Commercial, LLC, PharmaFab Texas, LLC (collectively, the “Neos Obligors”), as borrowers, Aytu Therapeutics, LLC, Innovus Pharmaceuticals, Inc., Semprae Laboratories, Inc., Novalere, Inc., and Delta Prime Savings Club, Inc. (collectively with Aytu, the “Aytu Obligors” and, together with the Neos Obligors, the “Obligors”), as obligors, Eclipse Business Capital LLC (f/k/a Encina Business Credit, LLC), as agent, and the lenders party thereto (agent and such lenders, collectively, the “Eclipse Lender”).

The Eclipse Amendment, among other things, provided for an aggregate increase of $2,000,000 to the Eclipse Lender’s commitment to make revolving loans from time to time to the Neos Obligors, resulting in an aggregate revolving facility size of $14,500,000 (such facility, the “Eclipse Facility”). The ability of the Neos Obligors to make borrowings and obtain advances of revolving loans under the Eclipse Facility remains subject to a borrowing base and reserve and availability blockage requirements.

The foregoing description of the Eclipse Amendment is not complete and is qualified in its entirety by reference to the Eclipse Amendment, which Aytu intends to file with its upcoming Quarterly Report on Form 10-Q. The original terms of the Eclipse Agreement and previous amendments were previously disclosed on Neos Therapeutics, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 3, 2019; the Company’s Current Report on Form 8-K filed with the SEC on March 22, 2021; and Company’s Current Report on Form 8-K filed with the SEC on January 31, 2022, which are incorporated by reference herein.

In connection with the Eclipse Amendment, on March 24, 2023, the Obligors entered into the Second Amendment to Loan Documents (the “Avenue Amendment”) amending that certain Loan and Security Agreement dated January 26, 2022 (as amended by the First Amendment, dated October 25, 2022, the “Avenue Agreement”), by and among the Obligors, Avenue Venture Opportunities Fund II, L.P. and Avenue Venture Opportunities Fund II, L.P., as lenders (the “Avenue Capital Lenders”), and Avenue Capital Management II, L.P., as administrative agent (the “Avenue Capital Agent”).

The Avenue Amendment, among other things, permitted the increase in revolving loan commitment provided by the Eclipse Lender under the Eclipse Facility as provided for in the Eclipse Amendment.

The foregoing description of the Avenue Amendment is not complete and is qualified in its entirety by reference to the Avenue Amendment, which Aytu intends to file with its upcoming Quarterly Report on Form 10-Q. The original terms of the Avenue Agreement were previously disclosed on the Company’s Current Report on Form 8-K filed with the SEC on January 31, 2022, which is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOPHARMA, INC.

Date: March 27, 2023	By:	/s/ Mark Oki
Mark Oki
Chief Financial Officer